***REDACTED FOR CONFIDENTIALITY***


                                    AGREEMENT

                                  BY AND AMONG

                         DUPONT PHARMACEUTICALS COMPANY

                           JANSSEN PHARMACEUTICA, N.V.

                                       AND

                          NEUROCRINE BIOSCIENCES, INC.



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                                        i
                   [***]  CONFIDENTIAL TREATMENT REQUESTED

                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS .....................................................2-8

ARTICLE II - LICENSE GRANTS ...................................................8
  2.1  Common Interest Patent Cross License....................................8
  2.2  Special Interest Patent Cross License...................................9
  2.3  Other Patent Licenses..................................................11
  2.4  Initial Payments License...............................................12

ARTICLE III - PRODUCT DEVELOPMENT AND COMMERCIALIZATION.......................13
  3.1  Independent Programs...................................................13
  3.2  No Diligence...........................................................13
  ***  ****************************...........................................**

ARTICLE IV - PAYMENTS ........................................................14
   4.1  License Fees Payable to DPC...........................................14
   4.2  Milestone Payments to DPC.............................................15
   4.3  Milestone Payments to Janssen.........................................16
   4.4  Milestone Payment Timing..............................................17
   4.5  DPC Earned Royalties for X-Products...................................18
   4.6  Janssen and Neurocrine Earned Royalties For Products..................19
   4.7  Term For Royalty Payment..............................................20
   4.8  Third Party Patents...................................................20
   4.9  Compulsory License....................................................21
   4.10 Currency Restrictions.................................................21
   4.11 Royalty Reports and Records...........................................21
   4.12 Taxes ................................................................23
   4.13 Neurocrine Receptor License Payment...................................23
   4.14 Janssen or Neurocine Obligation of Payment............................23

************************** ...................................................**
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ARTICLE VI - RELEASE .........................................................27
  6.1  Release ...............................................................27
  6.2  General Release........................................................28
  6.3  No Admission...........................................................28
  6.4  Remedies ..............................................................29

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                                       iii
ARTICLE VII - CONFIDENTIALITY ................................................30
  7.1 Confidentiality; Exceptions.............................................30
  7.2 Authorized Disclosure...................................................31
  7.3 Survival ...............................................................31
  7.4 Public Announcements....................................................31

ARTICLE VIII - INTELLECTUAL PROPERTY .........................................32
  8.1 Ownership of Patents....................................................32
  8.2 Patent Filings on N-Compounds or N-Products.............................32
  8.3 Patent Filings..........................................................32
  8.4 Infringement by Third Parties...........................................34
  8.5 Defense and Settlement of Third Party Claims............................35
  8.6 Patent Assignment.......................................................36
  8.7 Notices Relating to the Act.............................................36
  8.8 Authorization Relating to Patent Term Extension.........................36

ARTICLE IX - INDEMNIFICATION .................................................37
  9.1 Indemnification.........................................................37
  9.2 Procedure...............................................................38

ARTICLE X - TERM AND TERMINATION .............................................38
  10.1 Term ..................................................................38
  10.2 Material Breach .......................................................38
  10.3 Bankruptcy.............................................................39
  10.4 Survival ..............................................................40

ARTICLE XI - DISPUTE RESOLUTION ..............................................41
  11.1 Dispute Resolution and Arbitration.....................................41
  11.2 Arbitration............................................................41

ARTICLE XII - REPRESENTATIONS AND WARRANTIES; EXCLUSIVITY.....................41
  12.1 Representations and Warranties.........................................41
  12.2 Patent Warranties......................................................42
  12.3 Exclusivity............................................................42

ARTICLE XIII MISCELLANEOUS ...................................................43
  13.1 Relationship of Parties................................................43
  13.2 Counterparts...........................................................43
  13.3 Headings ..............................................................43
  13.4 Binding Effects........................................................43
  13.5 Assignment.............................................................43
  13.6 Amendment and Waiver...................................................43
  13.7 Governing Law..........................................................44
  13.8 Severability...........................................................44
  13.9 Entire Agreement.......................................................44

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  13.10 Advise of Counsel.....................................................44
  13.11 Consents Not Unreasonably withheld....................................44
  13.12 Retained Rights.......................................................44
  13.13 Force Majeure.........................................................45
  13.14 Further Actions.......................................................45
  13.15 No trademark Rights...................................................45
  13.16 Notices ..............................................................45
  13.17 Waiver ...............................................................47
  13.18 Compliance with Laws..................................................47

EXHIBIT A - DISPUTE RESOLUTION

                                    AGREEMENT
This Agreement is made effective as of the 28th day of September, 1999 by and among DuPont Pharmaceuticals Company, a Delaware general partnership having a principal place of business at 974 Centre Road, Wilmington, Delaware ("DPC"), Neurocrine Biosciences, Inc., a Delaware corporation having its principal place of business at 10555 Science Center Drive, San Diego, CA 92121 ("Neurocrine") and Janssen Pharmaceutica, N. V., a Belgium corporation having its principal place of business at Turnhoutseweg 30, 2340 Beerse, Belgium ("Janssen"). DPC, Neurocrine and Janssen are each referred to by name or as a "Party" or, collectively, as "Parties".

     RECITALS WHEREAS, The Parties each have on-going research in the field of corticotropin-releasing factor (CRF) receptor antagonists and have developed certain technology in this field.

     WHEREAS, the Parties each have an interest in various intellectual properties in the field of CRF receptor antagonists which is a source of potential dispute among them.

     WHEREAS, the Parties desire to settle potential disputes by the exchange of certain rights and obligations hereunder. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                     [***] CONFIDENTIAL TREATMENT REQUESTED

                                    ARTICLE I
                                   DEFINITIONS
         The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.

     1.1 "Affiliate" means an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which (directly or indirectly) is controlled by, controls or is under common control with a Party. For the purposes of this definition, the term "control" (including, with correlative meanings, the term "controlled by" and "under common control with") as used with respect to any Party, shall mean the possession of the power to direct or cause the direction of the management and policies of an entity, through the ownership of the outstanding voting securities or by contract or otherwise.

1.2 "Control" means possession of the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangements with a Third Party.

***      **************************************************************.

1.4 "Date of First Sale" means, on a Product-by-Product basis, the date on which a Party (or an Affiliate or a Sublicensee) first sells a Product to an unaffiliated Third Party in an arms length commercial transaction. 1.5 "DPC X-Patents" means the rights granted by any governmental authority under a Patent derived from *********** and any counterparts thereof, and additionally, the rights granted by any governmental authority under a Patent which claims *********************** ***************************, which Patent is owned or
Controlled by DPC at any time.

1.6      "Effective Date" means the date first written above.

1.7      "EMEA" means the European Medical Evaluation Agency.

1.8 "FDA" means the United States Food and Drug Administration or any successor agency.

1.9 "Field" means the discovery, synthesis, and selection of X-Compounds and N-Compounds and the manufacture, development and use of Products. 1.10 "IND" means an investigational new drug application for a Product filed with the FDA as more fully defined in 21 C.F.R.
ss.312.3 or its equivalent in any country.

1.11 "Information" means information, generally not known to the public, relating to the Field and including screening data, pharmacological, toxicological, clinical test data and analytical data. 1.12 "Janssen X-Patents" means the rights granted by any governmental authority under a Patent derived from *********** and any counterparts thereof, and additionally, the rights granted by any governmental authority under a Patent which claims *********************** ***************************, which Patent is owned or
Controlled by Janssen at any time.

1.13 "Major European Country" means France, Germany or the United Kingdom.

1.14 "N-Compounds" means those compounds which, as compounds or chemical entities, are specifically or generically within the scope of **************************************** and includes those compounds as
described     in     the     disclosure     of     ***********     and     shown
***************************************************.

1.15 "NDA" means a New Drug Application and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning Product which are necessary for or included in, FDA approval to market a Product as more fully defined in 21 C.F.R. ss.314.50 et. seq.

***    *************************************************************************
***************************************.

1.17 "Net Sales" means the amount billed by a Party or an Affiliate or Sublicensee for sales of a Product to a Third Party less: (a) discounts, including cash discounts, discounts to managed care or similar organizations or government organizations, rebates paid, credited, accrued or actually taken, including government rebates such as Medicaid chargebacks or rebates, and retroactive price reductions or allowances actually allowed or granted from the billed amount, and commercially reasonable and customary fees paid to distributors (other than to a distributor that is an Affiliate of a Party), (b) credits or allowances actually granted upon claims, rejections or returns of such sales of Products, including recalls, regardless of a Party requesting such recalls, (c) freight, postage, shipping and insurance charges paid for delivery of such Product, to the extent billed separately on the invoice and paid by the buyer, and (d) taxes, duties or other governmental charges levied on or measured by the billing amount when included in billing, as adjusted for rebates, charge-backs and refunds and (e) provisions for actual uncollectible accounts determined in accordance with U.S. generally accepted accounting practices, consistently applied to all products of a Party. Where a Product is sold in the form of a combination Product containing one or more active ingredients in addition to an X-Compound or N-Compound, Net Sales for such combination Product will be calculated by multiplying actual Net Sales of such combination Product by the fraction A/(A+B) where A is the invoice price of the X-Product or N-Product if sold separately in the same dose, and B is the total invoice price of any other active component or components, or devices, in the combination, if sold separately in the same dose. If, on a country-by-country basis, the other active component or components in the combination are not sold separately in the same dose in said country, Net Sales for the purpose of determining royalties of the combination Product shall be calculated by multiplying actual Net Sales of such combination Product by the fraction A/C where A is the invoice price of the Product, if sold separately in the same dose, and C is the invoice price of the combination Product. If, on a country-by-country basis, neither the Product nor the other active component or components of the combination Product is sold separately in the same dose in said country, Net Sales for the purposes of determining royalties of the combination Product shall be determined by the Parties by mutual agreement.

1.18     "N-Product" means a Product comprised of an N-Compound.

1.19 "Neurocrine N-Patents" means the rights granted by any governmental authority under a Patent derived from ************ and any counterparts thereof, and additionally, the rights granted by any governmental authority under a Patent which claims ******************** *************************, which Patent is owned or Controlled by Neurocrine at any time.

1.20  "Neurocrine  Receptor  License"  means the license  granted to  Neurocrine
pursuant                                  to                                 the
********************************************************************************
**************************, including rights under ************************.

1.21 "Neurocrine X-Patents" means the rights granted by any governmental authority under a Patent derived from *********** and any counterparts thereof, and additionally, the rights granted by any governmental authority under a Patent which claims *********************** ***************************, which
Patent is owned or Controlled by Neurocrine at any time.

********************************************************************************
********************************************************************************
*******************************.

1.23 "Patent" means (i) valid and enforceable letters patent including any extensions, registration, confirmation, reissue, continuation, divisional, continuation-in-part, re-examination, or renewal thereof, and (ii) pending applications for letters patent.

1.24 "Patent Costs" means the reasonable fees and expenses paid to outside legal counsel and other Third Parties, and filing and maintenance expenses, incurred in connection with the establishment and maintenance of rights under Patents.

***  ***************************************************************************
********************************************************************************

****  **************************************************************************
***********************************************************************.

1.26 "Phase II" means that portion of the clinical development program for a Product which provides for an indication of the dosage regimen in patients and as an initial assessment of efficacy and safety required as more fully defined in 21 C.F. R.
312.21(b).

1.27 "Phase III" means that portion of the clinical development program for a Product which provides for large scale clinical studies intended as pivotal trials for regulatory filings conducted in a sufficient number of patients to establish Product clinical efficacy for one or more indications and its safety, as more fully defined in 21 C.F.R. 312.21 (c).

1.28 "Product" means any form or dosage of a compound for pharmaceutical use in humans or other animals or for use as a diagnostic tool that consists of an X-Product or N-Product, as the case may be.

***  ***************************************************************************
*************************************************.

1.30 "Regulatory Approval" means all official approvals by government, pricing or health authorities in a country (or -------------------- super-national organizations, such as the EMEA) which are required for first use or sale, including, importation, manufacture (where manufacture is required), pricing or reimbursement of a pharmaceutical product in such country where required.

1.31 "Sublicensee" means, with respect to a particular Product, a Third Party to whom a Party has granted a license or sublicense ----------- under any Patents to make, use and sell such Product. As used in this Agreement, "Sublicensee" shall also include a Third Party to whom a Party has granted the right to distribute a Product, provided that such Third Party is responsible for marketing and promotion of such Product within its distribution territory.

1. 32 "Third Party" means any entity other than a Party hereto, excepting Affiliates of a Party. -----------

1.33 "X-Compounds" means compounds which, as compounds or chemical entities, are specifically or generically within the published ----------- claims of *********** or which are specifically or generically within the published claims of ***************************************** having the following base structure:  **********************  ************.  For clarity and in accordance with the foregoing,  an "X-Compound" is not and does not include those compounds
described                *******************************************************
********************************.

1.34     "X-Product" means a Product comprised of an X-Compound.

1.35 "Valid Patent Claim" means a claim in any unexpired Patent, which has matured into an issued patent which has not been held invalid by a non-appealed or unappealable decision by a court or other appropriate body of competent jurisdiction. The scope of a Valid Patent Claim shall be limited to its terms as set forth in the Patent itself and as further defined by any court, body or law of competent jurisdiction. For the purpose of royalty determination and payment, any claim being prosecuted in a pending patent application shall be deemed to be the equivalent of a Valid Claim of an issued, unexpired patent, provided it is not pending for greater ********* ********* from the filing date of the patent application in which case it shall cease being a Valid Claim until the patent issues, provided further that in the case of interference proceedings in the United States, ****************** period will be extended until the completion of the interference.

                                   ARTICLE II
                                 LICENSE GRANTS

2.1  Common  Interest  Patent Cross License.

(a) DPC. DPC grants to Janssen and Neurocrine, separately, a non-exclusive worldwide license under any Patent derived from *********** and any counterparts thereof, to make, have made, use, sell, offer to sell, have sold and import X-Compounds and X-Products.
(b) Janssen and Neurocrine.
     Janssen and Neurocrine, separately, grant to DPC a non-exclusive worldwide license in and to their respective rights under any Patent derived from *********** and any counterparts thereof, to make, have made, use, sell, offer to sell, have sold and import X-Compounds and X-Products.

(c) Sublicenses. The licenses of this paragraph are without the right to grant sublicenses except to the license grantor. -----------

2.2        Special         Interest         Patent        Cross         License.
-----------------------------------------------

(a) DPC. Janssen and Neurocrine, separately, grant to DPC an exclusive worldwide license, with a right to grant sublicenses, under their respective rights in and to the Janssen X-Patents and Neurocrine X-Patents and under their respective interests in DPC X-Patents to make, have made, use, sell, offer for sale, have sold and import certain X-Compounds, which
     X-Compounds          contain          *************************************
     *************************************  as in formula ****************** and
     formula  ******  ************  where  such   *************************   is
     otherwise  ****************************************  otherwise specifically do not include a total of ******** compounds which may be *********************************************************************** and
     provided that said specifically ************************ were not previously************************************************************* or
     which may be ********  *************************  after  ************** and before  ***********  ******  *********************  and provided  that said
     specifically         named         ****************         were        not
     **************************************   in   a   written   record   before
     **********************.

(b) Janssen and Neurocrine. DPC grants to Janssen and Neurocrine, separately, co-exclusive worldwide licenses, with the right to grant sublicenses, under DPC X-Patents and under DPC's interest in Janssen X-Patents and Neurocrine X-Patents to make, have made, use, sell, offer to sell, have sold and import X-Compounds, which X-Compounds
     do  not  contain   ********************************************************
     ******************* as in formula  ****************** and formula *********
     ******** where such *********************** is otherwise ******************
     *********************  otherwise  specifically  include a  total***********
     compounds                             which                             may
     be********************************************************************* and
     provided   that   said   specifically   ***********************   were  not
     ****************************************************************
     ************  or  which  may  be  **********************************  after
     ******   ************************************************************   and
     provided   that   said   *************************************   were   not
     *********************************************************************** and
     in accordance with the foregoing, DPC does not grant to Janssen or Neurocrine a license (exclusive or non-exclusive) to any subject matter disclosed or claimed in ************************************* or otherwise as shown in formula ****************************************.

(c) Program Patents. DPC X-Patents licensed to Janssen and Neurocrine under this Article will be considered by Janssen and Neurocrine a "Program Patent" under the agreement between Janssen and Neurocrine effective January 1, 1995 for the purpose of determining the rights therein and the obligations therefor as between Janssen and Neurocrine only. 2.3 Other Patent Licenses.

(a) Neurocrine N-Patents. Neurocrine grants to DPC an exclusive worldwide license, with a right to grant sublicenses, under the Neurocrine N-Patents, to make, have made, use, sell, offer to sell and import N-Compounds or N-Products.

(b) Neurocrine Receptor License. At the election of DPC, Neurocrine agrees to grant and will grant to DPC, by way of sublicense, a non-exclusive license, with no right to grant sublicenses, under the Neurocrine Receptor License, to ************************** ************************ This sublicense will terminate ****************** unless extended by mutual agreement and is fully paid-up with respect to license fees and patent prosecution and maintenance expenses following provision by DPC of the payment specified in
     Section 4.13(i). In the event DPC wishes to exercise its right to receive such a sublicense, DPC must notify Neurocrine of such election in writing within by no later than **************************************************.
     Following the Effective Date, DuPont may request that Neurocrine deliver to DPC the relevant terms, with appropriate substantiation, under which Neurocrine has received the Neurocrine Receptor License. Neurocrine will deliver the relevant terms, with appropriate substantiation, within 30 days of the date of the request. Neurocrine and DPC will then ****************************************************, Neurocrine will provide a sublicense to DPC and DPC will agree to pay royalties and other amounts payable *********************************** ***********************
     in accordance with the terms of such sublicense to ********************************************************** by reason of
     DPC's exploitation of the sublicense. In any event,

     DPC will not be obligated to pay the Third Party licensor or Neurocrine for
     acts     under     such     license     or     sublicense     any    amount
     ***********************************************************************
     with respect to equivalent acts.

2.4 Initial Payments License. In the event that Janssen elects to avoid any obligation of payment to DPC required under sub-paragraph 4.1(b), then Janssen agrees (and Neurocrine approves and consents to the extent that any such approval or consent are necessary) that DPC may, at its option, assume from Janssen all of Janssen's rights and obligations ************** which are held or owed by Janssen at the time Janssen notified DPC of its intent to avoid such payment and which are held or owed by Janssen **************************. In the event DPC exercises this right, Neurocrine hereby agrees to cooperate to the extent reasonably necessary to permit DPC to assume such rights and obligations. DPC may exercise this right of assumption by written notice to Janssen within ninety (90) days following DPC's receipt of the notice of Janssen's intent to avoid payment pursuant to sub-paragraph 4.1(b). Upon exercise of this right of assumption, DPC will assume all of Janssen's rights and obligations relating specifically *******************************************************************
********************************************************************************
**********************************************************************.      For
clarification, the future development and marketing efforts of DPC with Neurocrine and Janssen with Neurocrine will be considered as independent relationships with all rights and obligations being independently determined. Specifically, the **************************************************************
*************************************************************   will   have   no
effect on the other rights and obligations of Janssen ***** ************************************* and the further development and sale of compounds by Janssen and Neurocrine will have no effect
on   the   rights   and    obligations    of   DPC   under   the    portion   of
*****************************************.

                                   ARTICLE III
                    PRODUCT DEVELOPMENT AND COMMERCIALIZATION

3.1 Independent Programs. Unless otherwise specifically stated herein or provided for elsewhere, each Party's efforts to identify, develop and commercialize Products are separate and independent efforts. Unless otherwise specifically stated herein or provided for elsewhere, there is no obligation or right of the Parties herein to consult, collaborate or exchange information.

3.2 No diligence. Unless provided for by separate agreement between the Parties, no research, development or commercialization diligence or efforts are agreed to or required by the Parties hereunder. All business decisions, including, but not limited to, the design, sale, price and promotion of X-Products and N-Products under this Agreement and the decisions whether to market or discontinue marketing any particular X-Product or N-Product shall be within the sole discretion of the marketing Party. Any marketing of an X-Product or N-Product in one market or country shall not obligate the marketing Party to market said Product in any other market or country. Furthermore, the Parties make no representation or warranty that the marketing of an X-Product or N-Product, as the case may be, shall be the exclusive means by which a Party will participate in any therapeutic field. ****************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*********************

********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************************.


                                  ARTICLE IV **
                                   PAYMENTS **

In consideration of the assignments, rights and licenses granted under this Agreement, the Parties agree to pay each other as follows:

4.1 License  Fees Payable to DPC.

(a) Initial Payment. Within thirty (30) days after the Effective Date, **************** ------------------- *********************************. (b)
     Subsequent     Payments.      *********************************************
     ***********************************************************************
     ****************************************************  may avoid any payment under  this  subparagraph  by  notifying  *** of its  intent to avoid  such
     payment       and       warranting       to        ************************
     ***********************************************************************  so
     long as the payment is not made by no later than the payment due date. No further amounts will be payable under this subparagraph

(b) and DPC will be entitled to exercise it option under Paragraph 2.4 above. In the event Janssen shall have terminated or forfeited its rights to develop and commercialize X-Products in favor of Neurocrine, then Neurocrine will be solely responsible for the warranty made under this sub-Paragraph. 4.2 Milestone Payments to DPC. Janssen agrees to make the following payments to DPC upon the first occurrence of each milestone event for the first ********************* developed by Janssen, its Affiliates, or Sublicensees during the term of this Agreement. Janssen shall not be required to make any milestone payment for ********************** once the applicable milestone payment has been paid for *********************. If an ********** is dropped from development by Janssen and replaced with ****************** (a ************************), Janssen shall not be obligated to make the same milestone
     payments for the ********************** as it already made in connection with the ********** which was replaced. Except as specifically provided for below, it is understood that in no event shall Janssen be obligated to make the payment due on any milestone more than once with respect to the same ********** (or its **********************), regardless of the number of indications for which such ********** is developed.

--------------------------------------------------------------------------------
Milestone                                                             Payment
--------------------------------------------------------------------------------
Filing and acceptance for review of an IND
 or its equivalent in any Major European Country                    $***********

Enrollment of the fifth patient in a Phase II
 clinical trial or its equivalent in any country                    $***********

Enrollment of the fifth patient in a Phase III
 clinical trial or its equivalent in any country                    $***********

Filing and acceptance for review of a U. S. NDA                     $***********

Regulatory Approval in the U. S. for a first indication             $***********

Regulatory Approval in any Major European
 Country or by the EMEA                                             $***********

Regulatory Approval in the U. S. of each additional indication      $***********



4.3 Milestone Payments to Janssen. DPC agrees to make the following payments to Janssen and/or Neurocrine, as the case may be, upon the first occurrence of each milestone event for the first ************************************, collectively, developed by DPC, its Affiliates, or Sublicensees, during the term of this Agreement. Payments for *********** shall be made to Janssen and payments *************** shall be made to Neurocrine. DPC shall not be required to make any milestone payment for subsequent *********** or
***********
once the applicable milestone payment has been paid for *************************** ********. If an ************************ is dropped
from      development      by     DPC     and     replaced      with     another
****************************************************                          or
"**********************"), DPC shall not be obligated to make the same milestone payments for the ********************** or ********************** as it already made in connection with the ************************ which was replaced. Except as specifically provided for below, it is understood that in no event shall DPC be obligated to make the payment due on any milestone more than once with respect to the same ***********************************************************
*****************************************,  regardless  of the
*********************  ************************************.  For clarification,
********************** shall be considered to form a single group of compounds for the determination of amounts due under this Paragraph.

--------------------------------------------------------------------------------
Milestone                                                            Payment
--------------------------------------------------------------------------------
Filing and acceptance for review of an IND or its
 equivalent in any Major European Country                           $***********

Enrollment of the fifth patient in a Phase II
 clinical trial or its equivalent in any country                    $***********

Enrollment of the fifth patient in a Phase III
 clinical trial or its equivalent in any country                    $***********

Filing and acceptance for review of a U. S. NDA                     $***********

Regulatory Approval in the U. S. for a first indication             $***********

Regulatory Approval in any Major European
 Country or by the EMEA                                             $***********

Regulatory Approval in the U. S. of each
 additional indication                                              $***********

4.4 Milestone Payment Timing. The Party achieving any milestone event shall promptly give notice to the Party receiving payment that a milestone event has been achieved and a milestone payment earned under Paragraphs 4.2 or 4.3 hereof. The payments set forth in Paragraphs 4.2 and 4.3 shall each be due and payable by the paying Party within thirty (30) days of receipt of such notice, provided however, that in the event any of the milestone events have occurred prior to the Effective Date, said milestone payments shall be due and payable within thirty (30) days of the Effective Date. 4.5 DPC Earned Royalties For X-Products. On a Product-by-Product basis, Janssen shall pay DPC a royalty, based on Net Sales of X-Products sold by or for Janssen, or its Affiliates or Sublicensees according to the following schedule:

(a) for Net Sales in the United States (its territories and possessions) only, where a Valid Patent Claim on a composition of matter exists in a DPC X-Patent or any Patent derived from ************ and any counterparts thereof that covers the sale or use of an X-Product;

------------------------------------------------------------ --------------
Annual U. S. Net Sales                                       Royalty Rate
------------------------------------------------------------ --------------
Less that ***********                                        ***********

From ***********                                             ***********

Greater than ***********                                     ***********


(b) for all consolidated Net Sales outside the United States (its territories and possessions), where a Valid Patent Claim on a composition of matter exists in a DPC X-Patent or any Patent derived from *********** and any counterparts thereof that covers the sale or use of an X-Product;

------------------------------------------------------------ --------------
Annual ex-U. S. Net Sales                                    Royalty Rate
------------------------------------------------------------ --------------

Less that ***********                                        ***********

From ***********                                             ***********

From ***********                                             ***********

Greater than ***********                                     ***********


The royalties  payable under  Section  4.5(a) are paid to DPC  regardless of the
*******************************************************************************.

4.6 Janssen and Neurocrine Earned Royalties For Products. On a Product by Product basis, DPC shall pay Janssen a royalty, based on Net Sales of X-Products and Neurocrine a royalty based on Net Sales of N-Products sold by or for DPC, or its Affiliates or Sublicensees according to the following schedule:

(a) for Net Sales in the United States (its territories and possessions) only, where a Valid Patent Claim on a composition of matter exists in a Neurocrine N-Patent, Neurocrine X-Patent, Janssen X-Patent or any Patent derived ********* ****** and any counterparts thereof that covers the sale or use of an X-Product or N-Product;

------------------------------------------------------------ ---------------
Annual U. S. Net Sales                                       Royalty Rate
------------------------------------------------------------ ---------------

Less that $***********                                       ***********

From ***********                                             ***********

Greater than ***********                                     ***********

(b) for all consolidated Net Sales outside the United States (its territories and possessions), where a Valid Patent Claim on a composition of matter exists in which Janssen or Neurocrine have rights and that covers sale or use of an X-Product or N-Product;

------------------------------------------------------------ ---------------
Annual ex-U. S. Net Sales                                    Royalty Rate
------------------------------------------------------------ ---------------

Less that $***********                                       ***********

From $***********                                            ***********

From $***********                                            ***********

Greater than $***********                                    ***********


The  royalties   payable  under  Section  4.6(a)  are  paid  regardless  of  the
*******************************************************************************.

4.7 Term For Royalty Payment. Royalties payable under Paragraphs 4.5 and 4.6 shall be paid on a country-by-country, Product-by-Product basis from the Date of First Sale until the expiration of the last to expire of any Janssen X-Patent, Neurocrine X-Patent, DPC X-Patent and/or Neurocrine N-Patent including a Valid Patent Claim on a composition of matter that covers the sale or use of such Product. For clarification, the royalty rates are applicable to the incremental Net Sales with which they are associated only, so that, for example, the highest royalty rate is applicable to those incremental Net Sales in excess of $*********** only. For further clarification, no royalty is due in countries where there is no Valid Patent Claim that covers the sale or use of the Product and Net Sales therein are not included in any calculation of royalty due.

4.8 Third Party Patents. In the event that during the term of the royalty obligation for a Product under this Article IV, a Third Party shall control a Patent or Patents in any country covering the sale of a Product, and in the reasonable judgment of the Party selling such Product pursuant to the licenses granted hereunder, it would be impractical or impossible for such Party (or its Affiliates or Sublicensees) to continue to sell the Product without obtaining a royalty bearing license from such Third Party, then such Party shall be entitled to a credit against the royalties due hereunder with respect to such country an amount equal to *********** of the royalty paid to such Third Party, said credit not to exceed *********** of the royalty rate due under this Agreement, arising from the sale of the Product in said country. By way of example, in no event shall a *********** royalty rate be less than ***********

4.9 Compulsory License. If at any time and from time to time a Third Party in any country shall, under the right of a compulsory license granted or ordered to be granted by a competent governmental authority, manufacture, use or sell a Product with respect to which royalties would be payable pursuant to Paragraphs
4.5 or 4.6 hereof, manufacture, use or sale of such Product by the Third Party shall not be considered sales by a Sublicensee hereunder. The Party by whom a royalty would have been payable and the Party to whom a royalty would have been payable under Paragraph 4.5 or 4.6, shall each be entitled to fifty percent (50%) of the compulsory royalty payable by said Third Party as consideration for the compulsory license.

4.10 Currency Restrictions. Except as herein provided in this Paragraph, all royalties shall be paid in U.S. Dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all royalties with respect to any country where Products are sold, the paying Party shall have the right and option to make such payments by depositing the amount thereof in local currency to the receiving Party's accounts in a bank or depository in such country.

4.11 Royalty Reports and Records.

(a) Reports. During the term of this Agreement and commencing with the Date of First Sale of Product, the paying Party shall furnish, or cause to be furnished to the receiving Party, written reports, including royalty payment due, within sixty (60) days following the end of each calendar quarter for which royalties are due, showing: (i) the Net Sales of all X-Products or N-Products sold by the paying Party, its Affiliates and its Sublicensees, during the calendar quarter; (ii)the royalties payable in U.S. Dollars, which shall have accrued hereunder in respect to such Net Sales; (iii) the exchange rates used, if any, in determining the amount of U.S. Dollars; and (iv) any withholding taxes required to be paid from such royalties.
(b) Currency. All payments to be made by the paying Party to the receiving Party shall be made in U.S. Dollars, except as provided in Paragraph 4.10. In the case of sales outside the United States, royalty payments shall be converted to U.S. Dollars in accordance with the paying Party's current customary and usual procedures for calculating same.
(c) Audit. The paying Party shall maintain complete and accurate records, in accordance with U.S. generally accepted accounting practices, which are relevant to costs, expenses and payments under this Agreement and such records shall be open during reasonable business hours for a period of two
     (2) years from creation of individual records for examination at the receiving Party's expense and not more often than once each year by a certified public accountant or other representative selected by the

                                                                  30
                        [***]  CONFIDENTIAL TREATMENT REQUESTED

     receiving Party and acceptable to the paying Party for the sole purpose of verifying the correctness of calculations or such costs, expenses or payments made under this Agreement. In the absence of material discrepancies (in excess of five percent (5%)) in any request for reimbursement resulting from such audit, the accounting expense shall be paid by the receiving Party. If material discrepancies do result, the paying Party shall bear the reasonable audit expense. Any records or accounting information received from the paying Party shall be Confidential Information for purposes of Article VII.

4.12 Taxes. The Party receiving royalties shall pay any and all taxes levied on account of royalties it receives under this Agreement. If laws or regulations require that taxes be withheld, the paying Party will (i) deduct those taxes from otherwise remittable royalty, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to the receiving Party within thirty (30) days of receipt of confirmation of payment from the relevant taxing authority.

4.13 Neurocrine Receptor License Payment. In the event that DPC elects to receive a sublicense under the Neurocrine Receptor License, (i) in consideration for ***************************************************************************,
DPC  shall pay  Neurocrine  the  amount of  ************************************
within thirty (30) days after the effective date of any such sublicense for said rights under said sublicense, and (ii) DPC shall be responsible for payment to the Third Party licensor of the Neurocrine Receptor License, all amounts payable under the Neurocrine Receptor License which are attributable to DPC's activities under its sublicense. DPC shall pay to Neurocrine ***************************
********************************************************************************
********************************************************************************
**************************************************************************

******************************************************************. For purposes of clarification, it is intended that Neurocrine may arrange with its Third Party licensor that royalty or milestone sums due under this Paragraph will be paid directly to such Third Party licensor by DPC and DPC will cooperate in such agreement. 4.14 Janssen or Neurocrine Obligation of Payment. Except as specifically provided for otherwise, any obligation of payment to DPC pursuant to the terms of this Article for the development and sale of Products are the responsibility of Janssen. In the event Janssen shall have terminated or forfeited its rights to develop and commercialize a Product in favor of Neurocrine and where the obligation of payment arose due to acts taken by Neurocrine subsequent to such termination or forfeiture, then such payments shall be the obligation of Neurocrine alone. Additionally, the actions of Janssen and Neurocrine under this Article will be considered the actions of a single party in the determination of what milestone payments are due, in the determination of royalty rate and in the determination of the number of Products developed.

                                     *****

                                      *****

                                      *****

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************.


                                  ARTICLE VI **
                                   RELEASE **
6.1 Release. Each of DPC, Neurocrine, and Janssen for itself, its officers, directors, investors, employees, assigns and ** successors, in consideration of the promises and covenants contained herein, the sufficiency of which is hereby acknowledged, does ** hereby fully and forever release, remise, acquit and discharge each other, their representatives, agents, employees, employers, ** officers, directors, shareholders, administrators, successors, attorneys, insurers and assigns and any of their Affiliates of and ** from any and all actions, causes of action, suits, claims, cross-claims, demands, debts, damages, losses, costs and expenses, of ** every kind, nature and description, which it now has, ever had, or which its administrators, successors, insurers and assigns now ** have or may hereafter have on account of, or arising out of, or relating to (i) the *********************************************************************
********************************************************************************
*******************************************************************************

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***************. Each of DPC, Neurocrine and Janssen expressly agrees and intends that this release shall release each other from any and all claims, actual and potential, known and unknown, fixed and contingent including claims of which the Parties are not aware as of the date hereof relating to *************************** despite the fact that each may later discover facts in addition to or different from those which it now believes to be true. Each of DPC, Neurocrine and Janssen agrees that it will withdraw and desist from any proceedings or arbitrations presently in progress with the acknowledgement that the issues of such proceeding or arbitration have been finally settled. 6.2 General Release. Each of DPC, Neurocrine and Janssen, being represented by legal counsel, acknowledges that it is familiar with provisions of California Civil Code Section 1542, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR. Each of DPC, Neurocrine and Janssen, being aware of said code section, agrees to expressly waive any rights it may have thereunder, as well as under any other statute or common law principles of similar effect. Neurocrine and Janssen further acknowledge and agree that this waiver of rights under Section 1542 of the Civil Code by DPC has been separately bargained for and is essential and material term of this Agreement and, without such waiver, each of DPC, Neurocrine and Janssen would not have entered into this Agreement.

6.3 No Admission. DPC acknowledges that Neurocrine and Janssen have denied, and continue to deny, any and all liability with respect to or relating
********************************************************************************
********************************************************************************
*******************************************************************************.
Nothing in this Agreement shall constitute any acknowledgment or admission of liability whatsoever by Neurocrine and/or Janssen nor is this Agreement to be construed as an admission or suggestion of liability on the part of Neurocrine and/or Janssen. At all times and for all purposes, this is a settlement of any disputed claims intended to forever terminate any claims or continuing demands which may be or may have been made between DPC and/or Neurocrine and/or Janssen, or any of their respective representatives, successors, assigns, officers, directors, shareholders, members, agents employees or insurers with respect to the foregoing.

6.4 Remedies. The Parties agree that after the Effective Date, each of DPC, Neurocrine and Janssen shall be permitted to enforce this Agreement with respect to any duty or obligation each other have undertaken hereunder, but in no event and under no circumstances will each of DPC, Neurocrine and Janssen be permitted to assert, publicly allege, threaten to bring or bring any claim against each other for any act, event or omission which occurred prior to the Effective Date relating **********************************************************************
********************************************************************************
********************************************************************************

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***************************************************.


                                 ARTICLE VII **
                               CONFIDENTIALITY **

7.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, ** ---------------------------- the Parties agree that, for the time royalties are due and for five (5) years thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Information and ** other confidential and proprietary information and materials furnished to it by the other Party pursuant to this Agreement ** (collectively, "Confidential Information"), except to the extent that it can be established by the receiving Party that such ** Confidential Information:

(a) was in the lawful knowledge and possession of the receiving Party prior to the time it was disclosed to, or learned by, the receiving Party, or was otherwise developed independently by the receiving Party, as evidenced by written ** records kept in the ordinary course of business, or other documentary proof of actual use by the receiving Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or
(d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

7.2 Authorized Disclosure. If a Party is required by law or regulation to make any disclosure of the other Party's Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the other Parties of such disclosure requirement and, except to the extent inappropriate in the case of Patents, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed.

7.3 Survival. This Article VII shall survive the termination or expiration of this Agreement for a period of five (5) years.

7.4 Public Announcements. No Party shall originate any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, to any amendment hereto or performances hereunder, other than those announcements that are required by law to be made without the prior written consent of the other Parties. Such announcements shall be brief and factual. If a Party decides to make an announcement required by law, it will where reasonable possible give the other Parties at least five (5) business days advance notice, of the text of the announcement so that the other Parties will have an opportunity to comment upon the announcement. To the extent that any Party reasonably requests that a disclosing or announcing Party seek confidential treatment pursuant to Rule 406 of the Securities Act of 1933 or Rule 24b-2 of the Securities Exchange Act of 1934 as amended, as applicable (or any other applicable regulation relating to the confidential treatment of information) of any information proposed to be disclosed or announced, the disclosing or announcing Party will omit the information from the disclosure or announcement unless in the opinion of the disclosing Party's legal counsel such information is legally required to be fully disclosed.

                                  ARTICLE VIII
                              INTELLECTUAL PROPERTY

8.1 Ownership of Patents. Patents shall be owned according to the laws in effect and agreements made by the Parties hereto. There is no provision herein affecting or transferring the ownership of any Patent. 8.2 Patent Filings on N-Compounds or N-Products. Neurocrine will cooperate with DPC to file divisional applications worldwide, as necessary, to isolate those claims relating to N-Compounds or N-Products and contained in Neurocrine N-Patents in separate applications. In regard to such divided applications relating N-Compounds and N-Products, DPC shall assume all control and responsibility for filing, prosecuting and maintaining such Patents, including having the right to direct or control all material actions relating to the prosecution or maintenance of such Patents. DPC will determine the countries in which to file Patents relating to N-

Compounds and N-Products and will assume all Patent Costs relating to filing, prosecuting and maintaining such Patents. The parties will cooperate with each other with respect to any interference between subject matter in DPC's patents covering subject matter that overlaps with the subject matter in the Neurocrine N-Patents.

8.3 Patent Filings.

(a) Prosecution and Maintenance. Each Party shall prepare, file, prosecute, maintain and own Janssen X-Patents, Neurocrine X-Patents, Neurocrine N-Patents and DPC X-Patents to cover discoveries and inventions made solely by its own employees or consultants and use reasonable efforts to file initially all such applications in the United States, the European Patent Office or the appropriate forum under the circumstances.

(b) Control. The Party who is responsible for filing a Janssen X-Patent, Neurocrine X-Patent, or DPC X-Patent will be termed the "Filing Party" and, unless specifically provided for otherwise, shall have the right to direct or control all material actions relating to the prosecution or maintenance of such Patent and shall bear all Patent Costs associated therewith. The Filing Party shall keep the other Parties apprised of the status of each Janssen X-Patent, Neurocrine X-Patent, or DPC X-Patent and shall seek the advice of the other Parties with respect to patent strategy and drafting applications and shall give reasonable consideration to any suggestions or recommendations of the other Parties concerning the preparation, filing, prosecution, maintenance and defense thereof, in so far as such status and advice relates to X-Compounds, or X-Products. The Parties shall cooperate reasonably in the prosecution of all Janssen X-Patents, Neurocrine
     X-Patents, or DPC X-Patents and shall share all material information relating thereto, including all material communications from patent offices, promptly after receipt of such information, in so far as such information relates to X-Compounds, or X-Products.

                                       34
                     [***] CONFIDENTIAL TREATMENT REQUESTED

 ***  **************************************************************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      ***********************************.

(d) Breadth of Filing. Unless specifically provided for otherwise, the determination of the countries in which to file Janssen X-Patents, Neurocrine X-Patents, and DPC X-Patents shall be made by the Filing Party. In the case of applications *********** and ***********, equivalent Patents covering X-Compounds and X-Products must be filed in at least***********************************************************
     ************************************************.  The country list of this sub-Paragraph may be reduced as to one application or the other where there is a good faith discussion and agreement among the Parties that such filing would not serve the interest of the Parties.

(e) Discontinuation. If, during the term of this Agreement, the Filing Party intends to allow any Janssen X-Patent, Neurocrine X-Patent, or DPC X-Patent to lapse or go abandoned, the Filing Party shall, whenever practicable, notify the non-filing Parties of such intention at least sixty (60) days prior to the date upon which such Patent shall lapse or become abandoned, and the non-filing Parties shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution, maintenance and defense thereof and all expenses related thereto. The Filing Party will receive a non-exclusive, royalty-free license under such Patent in the countries concerned.

8.4 Infringement by Third Parties. If any Janssen X-Patent, Neurocrine X-Patent, and/or DPC X-Patent is infringed by a Third Party in any country in connection with the manufacture, use and sale of a X-Product in such country, the Party to this Agreement first having knowledge of such infringement shall promptly notify the others in writing. The notice shall set forth the known facts of that infringement in reasonable detail. The Party owning such Patent shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to such infringement, by counsel of its own choice, and at its own expense. If the owning Party fails to bring an action or proceeding within a period of one hundred eighty (180) days after a request by the exclusively licensed Party of the infringed subject matter to do so, the exclusively licensed Party of the infringed subject matter shall have the right to bring and control any such action by counsel of its own choice, and at its own expense. The Party bringing suit under this Paragraph shall bear all costs and expenses of the suit and shall retain any damages or other monetary awards recovered. A settlement or consent judgment or other voluntary final disposition of a suit brought by such exclusively licensed Party under this Paragraph may be entered into without the consent of the owning Party; provided that such settlement, consent judgment or other disposition does not admit the invalidity or unenforceability of any Patent; and provided further, that any rights to continue the infringing activity in such settlement, consent judgment or other disposition shall be limited to the Product or activity that was the subject of the suit. A settlement or consent judgment or other voluntary final disposition of a suit brought by the owning Party under this Paragraph may be entered into only with the consent of such exclusively licensed Party. 8.5 Defense and Settlement of Third Party Claims. If a Third Party asserts that a patent, trademark or other intangible right owned by it is infringed by the manufacture, use or sale of any Product, the Party responsible for the payment of royalties on such Product pursuant to Article IV above (the "Defending Party') will be solely responsible for defending against any such assertions at its cost and expense. The Defending Party shall have the right to defend and settle against such charge of infringement

8.6 Patent Assignment. No Party may assign its rights under any Janssen X-Patent, Neurocrine X-Patent, Neurocrine N-Patent or DPC X-Patent, except with the prior written consent of the Party(ies) obligated to pay royalties on Products covered by such Patent under Article IV above; provided, however, that a Party may assign such rights without consent to permitted assignee under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets.

8.7 Notices Relating to the Act. The Filing Party with respect to any Janssen X-Patent, Neurocrine X-Patent, DPC X-Patent shall notify the Party(ies) obligated to pay royalties on Products covered by such Patent under Article IV above, of communications as to which the Filing Party receives (as patent owner) a notice pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter the "Act"), including but not necessarily limited to notices pursuant to ss.ss.101 and 103 of the Act from persons who have filed an abbreviated NDA ("ANDA") or a "paper" NDA.

     8.8 Authorization Relating to Patent Term Extension. The Filing Party of any Janssen X-Patent, Neurocrine X-Patent, or DPC X-Patent hereby authorizes the Party(ies) obligated to pay royalties on Products covered by such Patent under
Article IV above, to (a) provide in any NDA a list of patents which includes the Filing Party Patents that relate to such Product and such other information as the Party believes is appropriate; (b) commence suit for infringement of the Patents under ss. 271(e) (2) of Title 35 of the United States Code; and (c) exercise any rights that may be exercisable by the Filing Party as Patent owner under the Act, including without limitation, applying for an extension of the term of any patent licensed to such Party hereunder. In the event that applicable law in any country provides for the extension of the term of any patent included among the Filing Party's Patents, such as under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of the Member States of the European Union and other similar measures in any other country, the Filing Party shall apply for and use its reasonable efforts to obtain such an extension or, should the law require the Party(ies) obligated to pay royalties to so apply, the Filing Party hereby gives permission to such Party hereunder to do so. The Party(ies) obligated to pay royalties hereunder and the Filing Party agree to cooperate with one another in obtaining such extension. The Filing Party agrees to cooperate with the Party(ies) obligated to pay royalties or its Sublicensee, as applicable, in the exercise of the authorization granted herein and will execute such documents and take such additional action as such Party hereunder may reasonably request in connection therewith, including, if necessary, permitting itself to be joined as a Party in any suit for infringement brought by such Party licensed hereunder. DPC agrees that Janssen and Neurocrine will in all cases be considered as the Party obligated to pay royalties under this Paragraph for any Product for any DPC X-Patent.

                                   ARTICLE IX
                                 INDEMNIFICATION

9.1 Indemnification. Each Party (the "Indemnifying Party") shall indemnify, defend and hold the other Parties (each an "Indemnified Party") harmless from and against any and all liabilities, claims, damages, costs, expenses or money judgments ("Losses") incurred by or rendered against the Indemnified Party and its Affiliates and Sublicensees incurred in the defense or settlement of a Third Party lawsuit or in a satisfaction of a Third Party judgment arising out of any injuries to person and/or damage to property resulting from the research, development and commercialization of Products by the Indemnifying Party, provided however, an Indemnified Party shall not be entitled to indemnification hereunder to the extent any Loss is attributable to the Indemnified Party's negligence. 9.2 Procedure. In the event that an Indemnified Party is seeking indemnification under Paragraph 9.1, it shall inform Indemnifying Party of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the Indemnifying Party in the defense of the claim.

                                    ARTICLE X
                              TERM AND TERMINATION

10.1. Term. This Agreement shall commence on the Effective Date and shall remain in effect on a Product-by-Product basis until the expiration of the obligation to pay royalties on the part of any Party for such Product.

10.2     Material Breach.
     (a) In the event that either Party commits a breach of any material term or condition of this Agreement and that Party fails to remedy that breach within sixty (60) days after receipt of written notice of that breach from the other Party, the Party giving notice may, at its option, begin arbitration proceedings pursuant to Paragraph 11.2 and
          seek whatever relief he is entitled  to   under the law.

     (b) The Parties agree that a breach, including a material breach, by one Party under this Agreement in its obligations to a second Party will not effect the rights and obligations of the third Party hereunder. Specifically, a breach by Janssen of its obligations owed to DPC will not disturb the rights of Neurocrine, including the licenses held by Neurocrine, and a breach by Neurocrine of its obligations owed to DPC will not disturb the rights of Janssen, including the licenses held by Janssen.

     (c) A material breach by Janssen under this Agreement which results in a loss of rights by Janssen which effects Janssen's ability to market X-Products will be considered a material breach by Janssen under the agreement between Janssen and Neurocrine effective January 1, 1995.
          10.3 Bankruptcy. Each Party may, in addition to any other remedies available to it by law or in equity, exercise the rights set forth below by written notice to any other Party (the "Insolvent Party"), in the event the Insolvent Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the Insolvent Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the Insolvent Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the Insolvent Party, and any such event shall have continued for sixty (60) days undismissed, unbonded and undischarged. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365 (n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against any Party under the U.S. Bankruptcy Code, the other Parties shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in the their possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless the Party subject to such proceeding elects to continue to perform all of their obligations under this Agreement or (ii) if not delivered under
          (i) above, upon the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the other Party. Upon the insolvency of any Party hereto, the other Parties shall have the option to (i) terminate this Agreement or (ii) keep this Agreement in full force and effect and retain all licenses granted hereunder subject to the payment of all milestones and royalties set forth above. The Parties expressly agree that a Party reserves a security interest in any amounts owed to the Insolvent Party and maintains a right of setoff against amounts owed to such Party by the Insolvent Party or the value of damages caused by any failure to perform by the Insolvent Party. 10.4 Survival. Termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any obligations which shall have accrued prior to such termination, relinquishment or expiration, including, without limitation, the any payment obligations and any and all damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve any Party from obligations that are expressly indicated to survive termination or expiration of the Agreement.

                                   ARTICLE XI
                               DISPUTE RESOLUTION

11.1 Dispute Resolution and Arbitration. In the case of any disputes between the Parties arising from this Agreement, and in case this Agreement does not provide a solution for how to resolve such disputes, the Parties shall discuss and negotiate in good faith a solution acceptable to both Parties and in the spirit of this Agreement. If after good faith discussions, the Parties fail to reach an amicable agreement, then either Party may upon written notice to the other submit to binding arbitration pursuant to Section 11.2. 11.2 Arbitration. Any dispute, controversy or claim arising out of or in connection with or relating to this Agreement, or the interpretation, application, breach, termination or validity thereof, including any claim of inducement by fraud or otherwise not settled by the procedures set forth in Paragraph 11.1 above or the breach or alleged breach of a material provision of this Agreement shall be adjudicated by arbitration in accordance with the Arbitration Proceedings as set forth in Exhibit A attached hereto.

                                   ARTICLE XII
                  REPRESENTATIONS AND WARRANTIES; EXCLUSIVITY.

12.1 Representations and Warranties. Each of the Parties hereby represents and warrants and covenants as follows: (a)

                                       42
                     [***] CONFIDENTIAL TREATMENT REQUESTED

     (a) Binding Agreement. This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditor's rights and (ii) equitable principles of general applicability.
     (b) Due Authorization. Each party is duly authorized and validly existing under the laws of the state of Delaware and has full corporate power and authority to enter into this Agreement and carry out the provisions hereof.
     (c) No Conflict. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.
     (d) Third Party Rights. Each Party has not, and during the term of the Agreement will not, grant any right to any Third Party relating to its respective technology in the Field which would conflict with the rights granted to the other Party hereunder.
     (e) Patents. Each Party owns or otherwise controls all of the rights, title and interest in and to Patents licensed by it hereunder.

12.2 Patents Warranties. To its reasonable best knowledge as of the Effective Date, each Party represents and warrants that it is not aware of any Third Party right, other than *************************************************************;
which would interfere with the exercise by the Parties of the rights granted hereunder.

12.3 Exclusivity. Unless specifically stated herein or provided for elsewhere, the Parties are free to compete in any market or therapeutic area, including the Field, without restriction and make no promises of exclusivity.

                                  ARTICLE XIII
                                  MISCELLANEOUS

13.1 Relationship of Parties. For the purposes of this Agreement, each Party is an independent contractor and not an agent or employee of any other Party. No Party shall have authority to make any statements, representations, or commitments of any kind, or to take any action which shall be binding on any other Party, except as may be explicitly provided for herein or authorized in writing.

13.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

13.3 Headings. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof. 13.4 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective lawful successors and assigns. 13.5 Assignment. No party may assign this Agreement without the prior written consent of the other Parties, except that a Party may assign this Agreement to an Affiliate or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

13.6 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified at any time, but only by means of a written instrument signed by all of the Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

13.7 Governing Law. This Agreement and the legal relations among the parties shall be governed by and construed in accordance with the laws of the State of Delaware, USA, irrespective of any choice of laws or conflict of laws principles.

13.8 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein.

13.9 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral and prior written agreements and understandings.

13.10 Advice of Counsel. The Parties have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

13.11 Consents Not Unreasonably Withheld. Whenever provision is made in this Agreement for a Party to secure the consent or approval of any other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provision is made for a Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

13.12 Retained Rights. Nothing in this Agreement shall limit in any respect the right of any Party to conduct research and development with respect to and market products outside the Field using such Party's know-how.

13.13 Force Majeure. No Party shall lose any rights hereunder or be liable to any other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance. Notwithstanding the foregoing, this Section 13.13 shall not operate to relieve a Party from performance of any obligation for more than ninety (90) days.

13.14 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.15 No Trademark Rights. Except as otherwise provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of any Party, or any other trade name or trademark of the any Party or its Affiliates in connection with the performance of the Agreement.

13.16 Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other addresses for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

         If to DPC,
                  addressed to:     Vice-President
                                    Product Planning & Acquisition
                                    DuPont Pharmaceuticals Company
                                    974 Centre Road
                                    Chestnut Run Plaza, Walnut Run
                                    Wilmington, DE 19805
                  Phone:            (302) 992-4545
                  Facsimile:        (302) 992-3040

                  With a copy to:   Patent Department
                                    Chief Intellectual Property Counsel
                                    DuPont Pharmaceuticals Company
                                    974 Centre Road
                                    Chestnut Run Plaza, Walnut Run
                                    Wilmington, DE 19805
                                    Facsimile:   (302) 992-3999

         If to Janssen:

                  addressed to: President, JRF

                  Janssen Pharmaceutica N. V.
                  Turnhoutseweg 30
                  2340 Beerse, Belgium
                  Phone: (32 +14) 602111
                  Facsimile:   (32+14) 602841

                  With a copy to:   Office of General Counsel
                                    Johnson & Johnson
                                    One Johnson & Johnson Plaza
                                    New Brunswick, NJ 08933
                                    Facsimile:   732-524-2788

         If to Neurocrine:

                  addressed to: President & CEO

                  Neurocrine Biosciences Inc.
                  10555 Science Center Drive
                  San Diego, CA 92121
                  Phone: 858-658-7600
                  Facsimile:  858-658-7605

                  With a copy to:   General Counsel


Each of the Parties consent to the personal jurisdiction of the U.S. Federal Courts and agree to accept any legal process served upon such Party at the addresses specified above for such Party.

13.17 Waiver. Except as specifically provided for herein, the waiver from time to time by any Party of any of its rights or its failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

13.18 Compliance with Laws. The Parties shall comply with all applicable laws, rules, regulations and orders of the United States and applicable European countries and supra-governmental organizations and all jurisdictions and any agency or court thereof in connection with this Agreement and the transactions contemplated thereby.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.
                                    ........JANSSEN PHARMACEUTICA, N.V.



                                    ........By:....../s/ Dr. Alan Dunton
                                    .................President


                                            NEUROCRINE BIOSCIENCES, INC.


                                    ........By:....../s/ Gary Lyons
                                    .................President



                                            DUPONT PHARMACEUTICALS COMPANY.

                                    ........By: ...../s/ Kurt M. Landgraf
                                    .................Kurt M. Landgraf
                                    .................Executive Vice-President &
                                                 Chief Operating Officer, DuPont

                                    Exhibit A
                             Arbitration Proceedings

1.1      (a)        Any  dispute,  controversy  or  claim  arising  out of or in connection with or relating to this Agreement, or the interpretation, application, breach, termination or validity thereof, including any claim of inducement by fraud or otherwise, shall, before submission to arbitration, first be mediated through non-binding mediation in accordance with the Model Procedures for the Mediation of Business Disputes promulgated by the Center for Public Resources ("CPR") then in effect, except where those rules conflict with these provisions, in which case these provisions control. The mediation shall be conducted in Philadelphia, PA and shall be attended by a senior executive with authority to resolve the dispute from each of the operating companies that are Parties.

         (b) The mediator shall be an attorney specializing in business litigation who has at least 15 years of experience as a lawyer with a law firm of over 25 lawyers or was a judge of a court of general jurisdiction and who shall be appointed from the list of neutrals maintained by CPR.

         (c) The Parties shall promptly confer in an effort to select a mediator by mutual agreement. In the absence of such an agreement, the mediator shall be selected from a list generated by CPR with each Party having the right to exercise challenges for cause and two peremptory challenges within three business days of receiving the CPR list.

         (d) The mediator shall confer with the Parties to design procedures to conclude the mediation within no more than forty-five (45) days after initiation. Unless agreed upon by the Parties in writing, under no circumstances shall the commencement of arbitration under Section 1.2 hereof be delayed more than forty-five (45) days by the mediation process specified herein.

         (e) Each Party agrees to toll all applicable statutes of limitation during the mediation process and not to use the period or pendency of the mediation to disadvantage the other Party procedurally or otherwise. All negotiations pursuant to this clause will be confidential and shall be treated as compromise and settlement negotiations for the purposes of the Federal Rules of Evidence and all other evidentiary purposes.

         (f) Each Party has the right to pursue provisional relief from any court, such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration, even though mediation has not been commenced or completed.

1.2     (a)       Following the mediation  procedures set forth in Exhibit A
                  Section 1.1, any dispute,  controversy or claim arising out of or in connection  with or relating to this  Agreement,  or the interpretation,  application,  breach, termination or validity thereof,  including  any  claim  of  inducement  by  fraud  or otherwise,  will be submitted for  resolution  to  arbitration pursuant to the commercial  arbitration  rules then pertaining of the Center for Public Resources ("CPR"), except where those rules  conflict  with  these  provisions,  in which case these
                  provisions   control.   The   arbitration   will  be  held  in
                  Philadelphia, PA.

         (b) The panel shall consist of three arbitrators chosen from the CPR Panels of Distinguished Neutrals each of whom is a lawyer specializing in business litigation with at least 15 years experience with a law firm of over 25 lawyers or was a judge of a court of general jurisdiction.

         (c) The Parties agree to cooperate (1) to obtain selection of the arbitrators within thirty (30) days of initiation of the arbitration, (2) to meet with the arbitrators within thirty
                  (30) days of selection and (3) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than nine (9) months after selection of the arbitrators and in the award being rendered within sixty (60) days of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both Parties with twenty (20) days after the conclusion of the hearings. In the event no such agreement is reached, the CPR will select arbitrators, allowing appropriate strikes for reasons of conflict or other cause and three peremptory challenges for each side. The arbitrators shall set a date for the hearing, commit to the rendering of the award within sixty (60) days of the conclusion of the evidence at the hearing, or of any post-hearing briefing (which briefing will be completed by both sides in no more than twenty (20) days after the conclusion of the hearings), and provide for discovery according to these time limits, giving recognition to the understanding of the Parties hereto that they contemplate reasonable discovery, including document demands and depositions, but that such discovery be limited so that the time limits specified herein may be met without undue difficulty. In no event will the arbitrators allow either side to obtain more than a total of forty (40) hours of deposition testimony from all witnesses, including both fact and expert witnesses. In the event multiple hearing days are required, they will be scheduled consecutively to the greatest extent possible.

         (d) The arbitrators shall render their award following the substantive law of Delaware. The arbitrators shall render an opinion setting forth findings of fact and conclusions of law with the reasons therefor stated. A transcript of the evidence adduced at the hearing shall be made and shall, upon request, be made available to either Party.

         (e) To the extent possible, the arbitration hearings and award will be maintained in confidence.

         (f) Any United States District Court having jurisdiction of the matter may enter judgment upon any award. In the event the panel's award exceeds Five Million Dollars (5,000,000) in monetary damages or includes or consists of equitable relief, then the court shall vacate, modify or correct any award where the arbitrators' findings of fact are clearly erroneous, and/or where the arbitrators' conclusions of law are erroneous; in other words, it will undertake the same review as if it were a federal appellate court reviewing a district court's findings of fact and conclusions of law rendered after a bench trial. An award for less than Five Million Dollars (5,000,000) in damages and not including equitable relief may be vacated, modified or corrected only upon the grounds specified in the Federal Arbitration Act. The Parties consent to the jurisdiction of the District Court for the enforcement of these provisions, the entry of judgment on any award, and the vacatur, modification and correction of any award as above specified.

         (g) Each Party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

         (h) Each Party hereto waives its right to trial of any issue by jury.

         (i) Each Party hereto waives any claim to punitive, exemplary and consequential damages from the other.